                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) June 20, 2000




                                  SKYMALL, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Nevada                  000-21657                  86-0651100
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(STATE OR OTHER JURISDICTION     (COMMISSION                 (IRS EMPLOYER
OF INCORPORATION)                FILE NUMBER)              IDENTIFICATION NO.)


1520 East Pima Road, Phoenix, AZ                                85034
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (602) 254-9777



                                 Not applicable.
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)
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Item 5. Other Events.

          On June 20, 2000, SkyMall, Inc. issued a press release announcing that it has entered an investment agreement with MRT Technology, LLC. ("MRT"), the North American subsidiary of Ritek Corporation. Under the agreement, MRT has agreed to invest up to $15 million into a newly formed SkyMall subsidiary, SkyMall Media Ventures, Inc. ("SMVI"), in consideration for up to a 35% equity interest in SMVI. SMVI intends to develop interactive media content in cooperation with participants from numerous industries, including retail, entertainment and services. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SKYMALL, INC.

Date:  June 29, 2000                      By: /s/ Robert M. Worsley
                                              --------------------------------
                                                Robert M. Worsley
                                                President
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                                  SKYMALL, INC.

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX




    Exhibit No.                    Exhibit
    -----------                    -------
        99.1         Press Release dated June 20, 2000 regarding an investment
                     agreement with MRT Technology, LLC and SkyMall Media
                     Ventures, Inc.